SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2002

INTERCEPT, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia 30071
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1    Statement under Oath of Principal Executive Officer of InterCept, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2    Statement under Oath of Principal Financial Officer of InterCept, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.    Regulation FD Disclosure.

On November 14, 2002, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the Principal Executive Officer, John W. Collins, and Principal Financial Officer, Scott R. Meyerhoff, of InterCept, Inc. submitted a sworn statement to the Securities and Exchange Commission.

The sworn statements are furnished as Exhibits 99.1 and 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC. By: /s/ Scott R. Meyerhoff Scott R. Meyerhoff Chief Financial Officer Dated: November 14, 2002

EXHIBIT INDEX

Exhibit

99.1    Statement under Oath of Principal Executive Officer of InterCept, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2    Statement under Oath of Principal Financial Officer of InterCept, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.